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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-96081, No. 333-66289 and No. 333-4412) and Form
S-3 (No. 333-63745, No. 333-21505, No. 333-34247, and No. 333-39793) of IXYS
Corporation of our report dated May 10, 2000 as it appears on page 29 of this Annual Report on Form 10-K.

                                          /s/ PricewaterhouseCoopers LLP

San Jose, California
June 28, 2000